MAINSTAY FUNDS TRUST

Supplement dated June 30, 2020 (“Supplement”) to:

MainStay ETF Asset Allocation Funds Prospectus, dated June 30, 2020,

and

Statement of Additional Information, dated February 28, 2020, as amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information.

Effective immediately, Class R6 and Investor Class shares are not currently offered for sale for the following Funds:

MainStay Defensive ETF Allocation Fund	MainStay Conservative ETF Allocation Fund
MainStay Moderate ETF Allocation Fund	MainStay Growth ETF Allocation Fund
MainStay Equity ETF Allocation Fund

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.